Exhibit 99.1

California | Colorado | Georgia | Illinois | New Jersey | New York | Texas | Virginia | Washington D.A. Davidson 16 th Annual Western Bank Summit August 11 - 12, 2026 NASDAQ | HAFC

TABLE OF CONTENTS HANMI PROFILE 5 – 21 2Q26 PERFORMANCE RESULTS 22 – 38 LOAN PORTFOLIO DETAILS 2Q26 FINANCIAL SUMMARY NON - GAAP RECONCILIATION 49 – 51 39 – 47 48 – 48 2

FORWARD - LOOKING STATEMENTS 3 Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including, but not limited to, those statements regarding operating performance, financial position, financial results and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, and all other forecasts and statements of expectation or assumption underlying any of the foregoing . These statements involve known and unknown risks and uncertainties that are difficult to predict . Investors should not rely on any forward - looking statement and should consider risks, such as a failure to maintain adequate levels of capital and liquidity to support our operations, general economic and business conditions internationally, nationally and in those areas in which we operate, including any potential recessionary conditions, volatility and deterioration in the credit and equity markets, changes in investor sentiment or consumer spending, borrowing and savings habits, availability of capital from private and government sources, demographic changes, competition for loans and deposits and failure to attract or retain loans and deposits, inflation and fluctuations in interest rates that reduce our margins and yields, the fair value of financial instruments, the level of loan originations or prepayments on loans we have made and make, the level of loan sales and the cost we pay to retain and attract deposits and secure other types of funding, our ability to enter new markets successfully and capitalize on growth opportunities, the current or anticipated impact of military conflict, terrorism, or other geopolitical events, the effect of potential future supervisory action against us or Hanmi Bank and our ability to address any issues raised in our regulatory exams, risks of natural disasters, legal proceedings and litigation brought against us, risks associated with cybersecurity threats, data breaches, ransomware attacks, or other failures in our operational or security systems and infrastructure, including the risks arising from our dependence on third - party service providers and vendors, the failure to maintain current technologies, risks associated with Small Business Administration loans, failure to attract, develop, or retain key employees, our ability to access cost - effective funding, the imposition of tariffs or other domestic or international governmental policies, trade restrictions, and any retaliatory measures impacting our borrowers and the broader economy, the impact of a potential federal government shutdown, which may impact on our ability to effect sales of Small Business Administration loans or debt ceiling impasses or fiscal uncertainty, changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio, fluctuations in real estate values, changes in accounting policies and practices, changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums and changes in the monetary policies of the U . S . Treasury and the Board of Governors of the Federal Reserve System, the ability of Hanmi Bank to make distributions to Hanmi Financial Corporation, which is restricted by certain factors, including Hanmi Bank’s retained earnings, net income, prior distributions made, and certain other financial tests, strategic transactions we may enter into, including the costs associated with the evaluation of any strategic opportunities and the overall effects of any acquisitions or dispositions we may make, the adequacy of and changes in the economic assumptions and methodology for computing our allowance for credit losses, our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses, changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements, our ability to control expenses, the inability of third - party service providers to perform their obligations to us, and the ability of the Company to withstand disruptions that may be caused by ay failure of the operational systems of third parties . Forward - looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated July 21 , 2026 , including the section titled “Forward Looking Statements” and the Company’s most recent Form 10 - K, 10 - Q and other filings with the Securities and Exchange Commission . The Company disclaims any obligation to update or revise the forward - looking statements herein .

NON - GAAP FINANCIAL INFORMATION 4 This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . These non - GAAP measures include tangible common equity to tangible assets, tangible common equity per share (including without the impact of available for sale securities on the accumulated other comprehensive income) and pro forma regulatory capital . Management uses these “non - GAAP” measures in its analysis of the Company’s performance . Management believes these non - GAAP financial measures allow for better comparability of period to period operating performance . Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors . These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . A reconciliation of the non - GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation .

Second Largest Korean - American Bank in the U.S. • Founded in 1982 in Los Angeles, as the first Korean - American bank • 32 full - service branches, five loan production offices and three loan centers in California, Texas, Illinois, Virginia, New Jersey, New York, Colorado, Washington, and Georgia • Focused on MSAs with high Asian - American and multi - ethnic populations • Strong track record of growth • Well capitalized, significantly above regulatory requirements Experienced Bankers with Deep Community Ties 3 1 1 1 1 5 1 NATIONWIDE NETWORK 1 2 Branch Loan Production Office & Centers 1 20 2 TOTAL ASSETS $6.5B LOANS $7.0B DEPOSITS 9% LOAN GROWTH (1) 10.03% TCE/TA (2) RATIO $27.04 TBVPS (2) INVESTMENT HIGHLIGHTS $8.0B As of 2Q26 (1) CAGR based on the average loan growth between 2013, when new executive management was appointed, and 2Q26 (2) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide 5 1

EXECUTIVE TEAM



Bonnie Lee
President & CEO

With 39 years of banking experience and 12 years at Hanmi. Previous Experience: BBCN Bancorp, Shinhan Bank America, Nara Bank



Romolo Santarosa
Chief Financial Officer

With 34 years of banking experience and 10 years at Hanmi. Previous Experience: Opus Bank, First California Financial Group



Anthony Kim
Chief Banking Officer

With 31 years of banking experience and 12 years at Hanmi. Previous Experience: BBCN Bancorp



Jenny Simmons
Chief Operations Officer

With 35 years of banking experience. Previous Experience: Genesis Bank, Opus Bank



Matthew Fuhr
Chief Credit Officer

With 29 years of banking experience and 10 years at Hanmi. Previous Experience: Pacific Western Bank, FDIC



Vivian Kim
General Counsel & Chief People Officer

With 15 years of legal experience and 10 years at Hanmi. Previous Experience: Dykema Gossett LLP, a national law firm.



Michael Du
Chief Risk Officer

With 26 years of banking experience and 6 years at Hanmi. Previous Experience: Pacific Western Bank, Unify Financial Federal Credit Union

Business Leadership

Peter Yang, *Division President*

Chris Cho, *Division President*

Anna Chung, *Chief Community Lending Officer*

Larsen Lee, *Chief Mortgage Lending Officer*

Kevin Kepp, *Sr. BDO - Commercial Equipment Leasing Division*

Fred Lie, *Chief Digital Banking Officer*

Mansun Cho, *Head of Regional Retail - California*

6

• Acquired Central Bancorp, Inc. ($1.3 billion in assets) THE HANMI TIMELINE 7 (1) U.S. subsidiaries of Korean Corporations • First Korean American Bank in the U.S. • Began offering SBA loans • Acquired First Global Bank • Listed HAFC common stock • Acquired Pacific Union Bank ($1.2 billion in assets) • Completed $70 million secondary common stock offering • Acquired Commercial Equipment Leasing Division ($228 million in assets) • Assets surpassed $5 billion • Opened a Manhattan, NY branch • Assets surpassed $7 billion • Celebrated 40 th Anniversary • Launch of USKC (1) • Revitalization of mortgage lending • Opened Chinatown branch in Houston, Texas • Opened Representative Office in Seoul, South Korea 1982 1988 2001 2004 2007 2014 2016 2017 2018 2020 2022 2024 For over 40 years, we have been dedicated to helping our stakeholders bank on their dreams.

WHY HANMI ? 8 • Strong 9% CAGR in average loans since 2013 • Significant progress diversifying loan portfolio across CRE, equipment finance, RRE, and multi - family • Allowance for credit losses to loans was 1.08% and nonperforming assets were 0.12% of total assets • Strong 9% CAGR in average deposits since 2013 • Average noninterest - bearing deposits of $1.95 billion represent 29% of average deposits • Quarterly cash dividend of $0.28 per share, representing 3.48% yield (1) • Tangible common equity to tangible assets (2) was 10.03%, common equity tier 1 capital ratio was 12.28% and total capital ratio was 15.29% • Bank is well - capitalized, significantly exceeding minimum capital requirements • 90% of Board directors are independent; all participate in a Board Assessment through Nasdaq Board Advisory Services annually • Annual shareholder engagement program to discuss executive compensation and governance practices • $7.5 million long - term commitment to a Community Reinvestment Act fund All figures as of June 30, 2026 unless otherwise specified (1) The annualized dividend yield is calculated based on the closing price of $32.21 as of July 09, 2026 (2) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide Prudent Capital Management Diversified Loan Portfolio Premier Deposit Franchise Strong Corporate Governance

RRE (1) 5% CRE (2) 85% C&I (3) 10% C&I 18% Equipment Finance 5% RRE (1) 15% CRE (2) 62% (3) Loan Composition (as of December 31, 2013) $2.23 Billion SUCCESSFUL PORTFOLIO DIVERSIFICATION STRATEGY Significant progress reducing CRE concentration from 85% of total portfolio to 62% Loan Composition (as of June 30, 2026) $6.54 Billion (1) RRE includes Consumer loans (2) $144.5 million or 7.6% and $120.0 million or 3.0% of the CRE portfolio is unguaranteed SBA loans at December 31, 2013 and June 30, 2026, respectively (3) $7.0 million or 3.1% and $63.8 million or 5.5% of the C&I portfolio is unguaranteed SBA loans at December 31, 2013 and June 30, 2026, respectively 9

$4,039 $3,423 $2,902 $2,441 $2,157 $4,456 $4,508 $4,685 $4,795 $5,597 $5,968 $6,111 $6,303 $6,438 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 AVERAGE LOAN TREND ($ in millions) Strong average loan growth reflecting a 9% CAGR since 2013 10

34% 41% 45% 35% 30% 30% 29% 69% 69% 70% 67% 70% 71% 73% 66% 59% 55% 65% 70% 70% 71% $2,391 $2,872 $3,503 $3,608 $4,160 $4,461 $4,691 $4,946 $5,560 $5,950 $6,191 $6,308 $6,568 $6,673 27% 29% 30% 33% 30% 31% 31% 2Q26 2025 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 Noninterest - bearing deposits Interest - bearing deposits AVERAGE DEPOSIT TREND 11 ($ in millions) Strong deposit growth reflecting a 9% CAGR since 2013. Average noninterest - bearing deposits have grown by 8% CAGR since 2013 and now represents 29% of total deposits.

NET INCOME TREND Net Income ($ in millions) A track record of steady earnings growth at 8% CAGR between 2013 - 18 as the interest rate environment remained relatively steady. 2020 - 22 net income reflected the effect of the pandemic and the gradual receding from its uncertainties ending in 2022 with $101 million in net income. 2023 - 24 observed the lagging effect of the 500 - bps increase in the Federal funds rate. $40 $50 $54 $56 $55 $58 $33 $42 $99 $101 $80 $62 $76 $46 EPS $1.26 $1.56 $1.68 $1.75 $1.69 $1.79 $1.06 $1.38 $3.22 $3.32 $2.62 $2.05 $2.51 $1.54 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 YTD 12

NET INTEREST INCOME & NIM TREND NIM Net Interest Income ($ in millions) $109 $123 $160 $148 $177 $181 $176 $181 $195 $238 $221 $203 $236 $127 3.94% 3.88% 3.90% 3.95% 3.82% 3.57% 3.37% 3.19% 3.08% 3.50% 3.08% 2.78% 3.15% 3.37% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 YTD 13

NONINTEREST INCOME TREND NII / Average Assets 71% 92% 82% 82% 74% 80% 81% 88% 57% 72% 83% 76% 71% 75% 29% 8% 18% 18% 26% 20% 19% 12% 43% 28% 17% 19% 23% 20% 5% $28 $42 Noninterest Income ($ in millions) $48 $33 $33 $25 $28 $43 $40 $34 $34 $32 $34 6% $17 5% 0.99% 1.24% 1.17% 0.76% 0.67% 0.46% 0.50% 0.73% 0.62% 0.49% 0.46% 0.42% 0.44% 0.44% 2013 2014 2015 2016 2017 Service charges, fees, and other 2018 2019 2020 Gain on sale of SBA loans 2021 2025 2Q26 YTD 2022 2023 2024 Gain on sale of mortgage loans 14

NONINTEREST EXPENSE TREND NIE / Average Assets Non - Interest Expense ($ in millions) $78 15 $99 $115 $108 $114 $118 $126 $119 $124 $130 $137 $141 $148 $77 2.77% 2.89% 2.83% 2.47% 2.30% 2.19% 2.30% 2.02% 1.90% 1.85% 1.84% 1.87% 1.91% 2.00% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 YTD

ALLOWANCE FOR CREDIT LOSSES TREND Allowance for Credit Losses ($ in millions) $58 $53 ACL / Total Loans 2.58% $43 $32 $31 $32 $61 $90 $73 $72 $69 $70 $70 $70 0.84% 0.72% 0.70% 1.35% 1.33% 1.89% 1.85% 1.41% 1.20% 1.12% 1.12% 1.07% 1.08% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 16

NONPERFORMING ASSETS TREND Nonperforming Assets ($ in millions) $63.8 $83.0 $0.8 $15.8 $8.5 $0.1 $2.4 0.87% 0.97% 0.65% 0.40% 0.34% 0.29% 1.15% 1.38% 0.20% 0.14% 0.21% 0.19% 0.26% 0.12% $9.9 $2.0 $18.1 $0.1 $14.3 $0.1 $15.5 $0.1 $9.8 $0.7 $13.4 $0.7 $15.5 $1.9 $15.8 $7.5 $11.4 $19.1 $25.3 $25.9 2Q26 2025 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 Nonperforming Loans OREO Nonperforming Assets / Total Assets 17

NET CHARGE OFFS ( RECOVERIES) TREND Net charge offs (recoveries) ($ in millions) $1.0 $2.2 $4.5 $3.5 $7.7 $7.3 $3.4 $6.3 $6.2 $26.4 ($9.7) $7.2 ($0.1) ($3.6) $7.1 $6.3 ($1.4) ($1.4) ($1.9) ($1.9) $6.2 $2.2 $1.2 $3.1 $0.8 $0.7 $2.7 ($2.0) $1.4 $0.4 $1.0 $30.9 $7.0 $4.1 $14.4 $3.9 $0.5 ($6.3) 2021 Other NCOs 0.29% - 0.06% - 0.07% 0.18% 0.05% 0.07% Net Charge - offs (Recoveries) / Average Loans 0.66% - 0.13% 0.02% 0.02% 0.12% 0.07% 0.23% 0.12% 2013 2014 2015 2016 2017 2022 2023 2024 2025 2Q26 YTD 2018 2019 2020 Equipment finance NCOs 18

RISK MANAGEMENT

CRE Concentration

Hanmi has not exceeded the supervisory criteria to be considered to have CRE concentration risk under regulatory guidance[(1)]; however, Hanmi's risk management practices address the six elements of regulatory guidance[(2)]



369%
369%
357%
343%
335%
320%
300%
50%
13%
14%
18%
14%
4%
0.1%
2020
2021
2022
2023
2024
2025
NOO CRE 3-Year Growth Rate
NOO CRE Loans to Tier 1 Capital and Allowable Allowance

Liquidity Stress Test

Hanmi's risk management practices include comprehensive contingency funding plans intended to plan for funding needs in scenarios of liquidity shortfall. Management performs the test quarterly. The recent stress test indicates that the Bank could withstand a severe stress[(3)] scenario and remain above policy minimums



24.7%
22.3%
18.8%
21.9%
Month 1
Month 12
Funds Available (% of Assets)
Stress Assumption
Relief Assumption
Month 1: Stress test begins; Month 12: Stress test ends

Capital Stress Test

Hanmi is not required to perform a capital stress test; however, Hanmi's risk management practices include an annual capital stress test for the Company and the Bank using applicable CCAR assumptions[(4)]



15.06%
16.35%
8.00%
12.37%
13.44%
6.00%
12.05%
13.12%
4.50%
10.70%
11.33%
4.00%
Total Risk-based Capital
Tier 1 Capital
CET 1 Capital
Tier 1 Leverage
Company
Severely Adverse Case (+2 Years)
Minimum Regulatory (CCAR/DFAST)

(1) Source: FDIC Financial Institution Letters (FIL-64-2023), as of December 18, 2023; also total ADC (Acquisition, Development, and Construction) loans are well below 100% of Bank's total capital for all periods presented
(2) Six elements of regulatory guidance – (1) maintain strong capital levels, (2) ensure that credit loss allowances are appropriate, (3) manage construction and development (C&D) and CRE loan portfolios closely, (4) maintain updated financial and analytical information, (5) bolster the loan workout infrastructure, (6) maintain adequate liquidity and diverse funding sources
(3) Liquidity stress test based on deposits at March 31, 2026. Severe stress scenario makes the following stress assumptions: (a) 22% deposit outflow in month one of the 12-month forecast, (b) Bank unable to replace wholesale deposits, (c) federal fund lines cut off, and (d) reduced loan and securities collateral-based FHLB and FRB borrowing capacity; and the relief scenario constitutes drawing down borrowings from the FHLB.
(4) Capital ratios at December 31, 2025 for the Company. 2026 CCAR makes the following assumptions: (a) trough real GDP growth declining by 5.4%, (b) peak unemployment rate reaching 10.0%, (c) housing prices declining by 30.0%, and (d) CRE valuations declining by 39.0%

19

CORPORATE GOVERNANCE 20 Oversight Hanmi is committed to sound corporate governance principles and maintains formal Corporate Governance Guidelines and a Code of Business Conduct and Ethics for employees, executive officers, and directors . Nominating and Corporate Governance (NCG) Committee NCG Committee identifies individuals qualified to become directors, and has oversight over corporate governance principles applicable to Hanmi. ESG sub - committee, within NCG Committee, has the primary oversight of corporate citizenship and ESG - related matters. Risk, Compliance and Planning (RCP) Committee The RCP Committee provides oversight of the enterprise risk management framework, and also oversees the strategic planning and the budgetary function. Audit Committee The Audit Committee is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management, and our audit process and policies. Compensation and Human Resources (CHR) Committee The CHR Committee oversees the compensation of Hanmi’s executive officers and administers Hanmi’s compensation plans. Governance and management of environmental and social impact create long - term value for our stakeholders. Source: 2025 Proxy Statement Our Board The NCG Committee believes the Board should encompass a broad range of talent, skill, knowledge, experience, diversity, and expertise. Our board is currently comprised of eleven directors, four of whom are female and seven of whom are of Asian descent. We believe the diverse composition of our board is a competitive advantage. The knowledge, experience and viewpoints espoused by our directors lead to more meaningful, strategic decisions and leads to meaningful and innovative discussions to better serve our stakeholders. Shareholder Engagement • Annual shareholder engagement program to discuss executive compensation and governance practices • Ethics Hotline that allows for confidential reporting of any suspected concerns or improper conduct

SUBSEQUENT EVENTS: SUBORDINATED NOTES 21 Issuance of Subordinated Notes On July 30, 2026, the Company issued $55.0 million of Fixed - to - Floating Subordinated Notes that have a maturity date of July 31, 2036 and carry a fixed rate of interest of 6.50% for the first five years. Thereafter, the notes will pay interest at a floating rate, reset quarterly, equal to the then - current three - month Secured Overnight Financing Rate plus 234 basis points. The notes may be redeemed at the option of the Company, without penalty, on or after July 31, 2031, or earlier upon certain specified events. The notes have been structured to qualify as Tier 2 capital for regulatory purposes. On a pro forma basis, the issuance of the notes would have increased the Company’s total risk - based capital ratio at June 30, 2026 by 81 basis points, from 15.29% to 16.10%. Redemption of Subordinated Notes On July 30, 2026, the Company provided notice to the trustee to redeem all $110.0 million of its Fixed - to - Floating Subordinated Notes (“2031 Notes”) with a maturity date of September 1, 2031. The 2031 Notes have an initial fixed interest rate of 3.75% per annum, payable semiannually in arrears on March 1 and September 1 of each year, up to, but excluding, September 1, 2026. From and including September 1, 2026 and thereafter, the 2031 Notes will bear interest at a floating rate per annum equal to Three - Month Term SOFR plus 310 basis points, payable quarterly in arrears on March 1, June 1, September 1, and December 1 of each year. The redemption price for the 2031 Notes will equal 100% of the aggregate principal amount of the 2031 Notes, plus accrued and unpaid interest up to, but excluding, the redemption date. The redemption is expected to occur on or about September 1, 2026. On a pro forma basis, the redemption of the 2031 Notes would have decreased the Company’s total risk - based capital ratio at June 30, 2026 by 161 basis points, from 15.29% to 13.68%, and would result in the recognition of the unamortized debt issuance costs associated with the 2031 Notes, which had a balance of $1.2 million at June 30, 2026. On a pro forma basis, the combined impact of the issuance of the $55.0 million Fixed - to - Floating Subordinated Notes and the redemption of all $110.0 million of the 2031 Notes would have decreased the Company's total risk - based capital ratio at June 30, 2026 by 80 basis points, from 15.29% to 14.49%.

Net Income $23.5M Diluted EPS $0.79 ROAA 1.20% ROAE 11.09% NIM 3.36% Efficiency Ratio 54.07% Earnings Performance • Net income was $23.5 million, or $0.79 per diluted share, up 4.2% from the first quarter, driven by continued growth in net interest income and lower credit loss expense. Return on average assets and return on average equity during the quarter were healthy at 1.20% and 11.09%, respectively. • Net interest income increased 1.0% from the prior quarter, driven by higher earning asset yields from the growth in commercial real estate and commercial and industrial lending. The increase was further supported by an improved funding mix, including lower - cost interest - bearing deposits and reduced borrowings. Deposits and Loans • Deposits increased 2.3% to $7.0 billion from the prior quarter and noninterest - bearing demand deposits increased to 31% of total deposits, from 30% for the prior quarter. • New loan production was $371.9 million for the second quarter of 2026 at an average rate of 6.59%, while payoffs were $156.4 million at an average rate of 6.39%. Asset Quality and Capital • Asset quality remained strong as nonperforming assets to total assets was 0.12%, an improvement of four basis points from the prior quarter, and nonperforming loans to total loans was 0.15%, also an improvement of four basis points from the prior quarter. • Hanmi returned 58% of second - quarter net earnings to shareholders in the form of $8.3 million in dividends and $5.2 million in share repurchases; capital ratios remained healthy with tangible common equity to tangible assets (1) at 10.03%. 22 2Q26 HIGHLIGHTS (1) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide.

LOAN PRODUCTION Loan production of $371.9 million for the second quarter, which included Commercial Real Estate production of $170.1 million . (1) Weighted average interest rate is the stated loan interest rate weighted by the loan amount. (2) Production includes mortgage loan purchases of $10.3 million, $3.0 million, $3.4 million, and $12.3 million for 2Q25, 3Q25, 4Q25, and 2Q26, respectively. (3) $46.8 million, $44.9 million, $44.1 million, $40.7 million, and $37.1 million of SBA loan production includes $23.3 million, $20.6 million, $22.3 million, $23.9 million, and $20.2 million of loans secured by CRE and the remainder represents C&I loans for 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26, respectively. $170.1M Commercial real estate loan production $89.2M Commercial and industrial loan production $25.5M Equipment finance production $50.0M Residential mortgage production $37.1M SBA loan production 31% 34% 35% 46% 37% 6% $329.6 14% 26% 10% 16% 34% $570.8 8% 18% $374.8 12% 19% 14% 21% $377.9 11% 8% 11% 35% $371.9 10% 13% 7% 24% 7.10% 6.91% 6.90% 6.54% 6.59% 2Q26 SBA (3) 2Q25 CRE 3Q25 C&I 4Q25 Equipment Finance 1Q26 RRE (2) New Production and Weighted Average Interest Rate (1) ($ in millions) 23

LOAN PORTFOLIO



$6.54 Billion Loan Portfolio
(as of June 30, 2026)
Equipment Finance 5%
C&I(1,6) 18%
CRE Investor (non-owner)(1,2) 41%
RRE (3) 15%
CRE Multifamily(2,5) 7%
CRE Owner Occupied(1,2) 13%
CRE(2) Construction 1%

	Outstanding ($ in millions)	2Q26 Average Yield
Commercial Real Estate (CRE)[1,2] Portfolio	$4,022	5.76%
Residential Real Estate (RRE)[3] Portfolio	$979	5.40%
Commercial & Industrial (C&I)[1,6] Portfolio	$1,171	6.57%
Equipment Finance Portfolio	$363	6.80%

	# of Loans	Weighted Average Loan-to-Value Ratio[4]	Weighted Average Debt Coverage Ratio[4]
CRE[2] Investor (non-owner)	834	48.7%	2.05x
CRE[2] Owner Occupied	734	46.3%	2.68x
CRE[2,5] Multifamily	159	55.8%	1.73x

Note: Numbers may not add due to rounding.

(1) Includes syndicated loans of $572.1 million in total commitments ($474.6 million disbursed) across C&I ($471.3 million committed and $389.0 million disbursed) and CRE ($100.8 million committed and $85.6 million disbursed)

(2) CRE is a combination of Investor (non-owner), Owner Occupied, Multifamily, and Construction. Investor (or non-owner occupied) property is where the investor (borrower) does not occupy the property. The primary source of repayment stems from the rental income associated with the respective properties. Owner Occupied property is where the borrower owns and occupies the property. The primary source of repayment is the cash flows from the ongoing operations and activities conducted by the borrower/owner. Multifamily real estate is a residential property that has 5 or more housing units.

(3) Residential real estate is a loan (mortgage) secured by a single-family residence, including one to four units (duplexes, triplexes, and fourplexes). RRE also includes $0.8 million of HELOCs and $5.0 million in consumer loans.

(4) Weighted average LTV and weighted average DCR calculated when the loan was first underwritten or renewed subsequently.

(5) $84.0 million, or 18.3%, of the CRE multifamily loans are rent-controlled in New York City.

(6) Includes $234.2 million of loans to nondepository financial institutions (NDFI), principally mortgage credit intermediaries.

24

($ in millions) Average Interest - bearing Deposits 3.17% 3.20% 3.64% 3.56% 3.36% $4,784 $4,661 $4,625 $4,704 $4,714 2Q26 1Q26 2Q25 3Q25 4Q25 Rate on Interest - Bearing Deposits DEPOSIT PORTFOLIO Total deposits increased 2.3% to $6.96 billion , from the prior quarter. Noninterest - bearing demand deposits represented 30.7% of total deposits at June 30, 2026. Estimated uninsured deposit liabilities were 43.4% of the deposits. Brokered deposits were low at 1.3% of the deposits. Note: Numbers may not add due to rounding. Deposits 25 ($ in millions) 19% 1% 19% 1% 20% 1% 20% 1% 19% 1% 15% 15% 15% 15% 15% 2% 2% 2% 2% 3% $6,729 $6,767 $6,678 $6,801 $6,955 30% 31% 31% 31% 31% 1% 1% 1% 1% 1% 31% 30% 30% 31% 31% 2Q26 1Q26 4Q25 3Q25 2Q25 State of California time deposits Time <= $250K Money Market & Savings Demand Noninterest - bearing Time > $250K Brokered time deposits Demand Interest - bearing

26 $57.1 $61.1 $62.9 $63.2 $63.9 3.07% 3.22% 3.28% 3.38% (3) 3.36% 2Q25 3Q25 4Q25 Net Interest Income 1Q26 2Q26 NIM NET INTEREST INCOME | NET INTEREST MARGIN ($ in millions) 3.36% 3.38% (3) 0.06% - 0.05% - 0.03% 1Q26 Loans IB - deposits Borrowings/ Debt 2Q26 Increase Decrease Net interest income for the second quarter was $ 63 . 9 million and net interest margin (taxable equivalent) was 3 . 36% . Net Interest Margin (1) Includes a $0.6 million interest recovery from a previously charged - off loan; represents approximately 3 bps of net interest margin (2) Includes a $0.2 million interest recovery from a previously charged - off loan and loans returned to accruing status; represents approximately 2 bps of net interest margin (3) Includes a $0.5 million special FHLB dividend; represents approximately 2 bps of net interest margin (1) (1) (2) (2) (3)

NET INTEREST INCOME SENSITIVITY

Loan & Deposit Beta[1]



6.00%
6.04%
5.95%
5.90%
5.93%
5.99%
5.95%
6.05%
5.89%
5.91%
5.93%
Yield for Loans
5.50%
4.50%
4.50%
4.25%
3.75%
3.75%
Fed Funds Rate
4.28%
4.29%
4.22%
3.83%
3.67%
3.60%
3.58%
3.50%
3.27%
3.18%
3.17%
Rate on Interest-bearing deposits
Jun-24 Aug-24 Sep-24 Dec-24 Mar-25 Jun-25 Aug-25 Sep-25 Dec-25 Mar-26 Jun-26

Time Horizon:	Aug 24 – Aug 25	Aug 25 – Jun 26
Change in the Fed Funds Rate:	-100 bps	-75 bps
Deposit Beta:	71%	55%

Fed Funds Rate & Rate on CDs



Rate on CDs(2)
4.50%
4.25%
3.75%
3.75%
3.75%
Fed Funds Rate(3)
4.05%
3.97%
3.93%
3.80%
3.67%
2Q25
3Q25
4Q25
1Q26
2Q26

Deposits – CD Maturities ($ in millions)



Rate on CDs(4)
3.70%
3.68%
3.59%
3.61%
$983.5
$839.8
$456.6
$313.3
$893.5
$735.8
$454.8
$297.3
$90.0
$104.0
$1.8
$16.0
3Q26
4Q26
1Q27
2Q27
Wholesale
Retail

Numbers may not add due to rounding.

(1) Yield for loans and rate on interest-bearing deposits represent monthly average yield and rate, respectively. Fed funds rate represents the upper target rate at the end of the month. Beta is measured monthly between August 2024, when the fed funds rate was 5.50%, and August 2025, when the fed funds rate was 4.50%, and between August 2025, when the fed funds rate was 4.50%, and June 2026, when the fed funds rate was 3.75%.

(2) Average rates on CDs and interest bearing-deposits for the month of June 2026 were 3.64% and 3.17%, respectively.

(3) Fed funds rate represents the upper-target rate at the end of the quarter.

(4) Represent weighted average contractual rates.

27

28 $2.1 31% $1.9 28% $1.0 15% $0.8 12% $0.9 14% Service charges on deposit accounts Trade finance, other service charges, and fees Servicing income Bank - owned life insurance All other operating income NONINTEREST INCOME $46.8 $44.9 $44.1 $40.7 $37.1 $35.4 $32.6 $29.9 $32.5 $20.9 7.61% 6.95% 7.40% 7.88% 7.92% 2Q25 3Q25 4Q25 SBA Loan Sales SBA Production 1Q26 2Q26 SBA Trade Premium $6.8 $5.9 $6.7 $2.2 $1.9 $1.8 $2.1 $1.3 $1.2 $0.6 $0.5 $0.3 $8.1 Noninterest Income 㸦 $ in millions 㸧 $9.9 $8.3 $8.5 $8.3 2Q25 3Q25 Service charges, fees & other 4Q25 Gain on sale of SBA loans $5.9 (1) Numbers may not add due to rounding. (1) Includes $0.4 million, $0.9 million, $0.3 million, and $0.5 million in BOLI death benefits for 2Q25, 3Q25, 1Q26, and 2Q26, respectively. (2) 4Q25, 1Q26, and 2Q26 each had one mortgage loan sale transaction. 2Q25 and 3Q25 had zero and two transactions, respectively. Noninterest income for the second quarter was $8.3 million , down 2.2% from the first quarter, primarily due to a $0.8 million decrease in gain on sale of SBA loans. 2Q26 Service Charges, Fees & Other 㸦 $ in millions 㸧 SBA 7(a) Loan Production and Sales 㸦 $ in millions 㸧 (1) 1Q26 2Q26 Gain of sale of mortgage loans (2) $5.9 (1) (1)

NONINTEREST EXPENSE 29 (1) Includes a $0.6 million and $0.8 million gain from the sale of OREO properties in 2Q25 and 1Q26, respectively. Noninterest expense was $39.0 million for the second quarter, up 1.7% from the first quarter, principally due to an increase in salaries and benefits from an additional business day in the second quarter and annual merit increases. $22.8 $22.0 $22.5 $22.2 $22.1 2Q26 1Q26 4Q25 3Q25 2Q25 Data Processing Occupancy and equipment All other expenses benefits Salaries and employee Professional Fees ($ in millions) 1.99% 2.00% 1.98% 1.90% 1.89% Noninterest expense / Average assets $39.0 $5.2 $2.0 $4.6 $4.4 $38.4 $4.8 (1) $2.8 $4.4 $4.4 $39.1 $5.9 $2.3 $4.1 $4.3 $37.4 $4.8 $2.0 $3.9 $4.5 $36.3 $4.5 (1) $1.7 $3.7 $4.3 (annualized)

ASSET QUALITY – DELINQUENT & CRITICIZED LOANS

The **$19.5 million** increase in delinquent loans in the second quarter was primarily driven by a **$21.2 million** commercial real estate retail loan.

Delinquent Loans[1] ($ in millions)



0.17%
0.18%
0.27%
0.20%
0.50%
Delinquent loans / Total loans
$10.9
$3.5
$7.4
$11.6
$7.0
$4.6
$17.6
$12.4
$5.2
$13.3
$8.9
$4.4
$32.8
$28.7 (6)
$4.1
2Q25
3Q25
4Q25
1Q26
2Q26
Equipment Finance Delinquent Loans
All Other Delinquent Loans

Criticized Loans[2] ($ in millions)



0.74%
0.69%
1.48%
1.78%
1.74%
Criticized loans / Total loans
$46.6
$12.7 (4)
$33.9 (3)
$45.4
$16.8 (4)
$28.6 (3)
$97.0
$71.1 (4,5)
$25.9 (3)
$116.4
$93.7 (4, 5, 6)
$22.7
$113.9
$68.2 (4, 5)
$45.7 (6)
2Q25
3Q25
4Q25
1Q26
2Q26
Classified
Special Mention

Note: Numbers may not add due to rounding.
(1) Represents loans 30 to 89 days past due and still accruing.
(2) Includes nonaccrual loans of $24.1 million, $19.4 million, $18.1 million, $12.4 million, and $9.9 million as of 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26, respectively.
(3) Includes a CRE loan designated nonaccrual of $11.0 million, $10.6 million and $10.2 million for 2Q25 and 3Q25, and 4Q25, respectively.
(4) Includes a C&I relationship in the retail industry of $12.2 million, $11.8 million, $11.6 million, $11.4 million, and $11.2 million for 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26, respectively.
(5) Includes a CRE loan of $55.0 million, $54.8 million, and $54.5 million in the hospitality industry for 4Q25, 1Q26, and 2Q26, respectively.
(6) Includes a CRE loan in the retail industry of $21.2 million for both 1Q26 and 2Q26.

30

ASSET QUALITY – NONPERFORMING ASSETS & NONACCRUAL LOANS

Nonperforming assets were **$9.9 million** at the end of the second quarter, down **20.2%** from **$12.4 million** at the end of the first quarter.

Nonperforming Assets[1] ($ in millions)



Nonperforming assets / Total assets
0.33%
0.27%
0.26%
0.16%
0.12%
$26.0
$26.0
$21.4
$2.0
$19.4
$20.1
$2.0
$18.1
$12.4
$12.4
$9.9
$9.9
2Q25
3Q25
4Q25
1Q26
2Q26
Nonperforming loans
OREO

Nonaccrual Loans ($ in millions)



$26.0[2]
$11.0
$4.0
$4.0
$7.0
$19.4[2]
$10.6
$1.7
$0.3
$6.8
$18.1[2]
$10.2[4]
$1.7
$1.1
$5.1
$12.4[2]
$3.2
$2.5[4]
$2.0
$4.7
$9.9[2]
$2.5[4]
$3.2
$4.2
2Q25
3Q25
4Q25
1Q26
2Q26
Equipment Finance
Residential Real Estate[3]
All other CRE and C&I < $3M
All other CRE and C&I >= $3M

Note: Numbers may not add due to rounding.

(1) Nonperforming assets exclude repossessed personal property of $0.6 million, $0.4 million, $0.6 million, $0.3 million, and $0.3 million for 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26, respectively.

(2) Specific allowance for credit losses for 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26 was $4.1 million, $4.4 million, $3.4 million, $3.2 million, and $2.6 million, respectively.

(3) Residential real estate includes consumer loans.

(4) Represents a CRE loan with a balance of $10.2 million, $0.3 million, and $0.3 million at 4Q25, 1Q26, and 2Q26, respectively.

31

32 $3.0 $2.4 $2.0 $3.0 $1.6 $0.2 $0.9 $0.2 $0.3 Gross Charge - offs 㸦 $ in millions 㸧 $12.4 $2.6 $2.9 $3.2 $1.9 $9.4 (2) 2Q25 3Q25 4Q25 Equipment Finance Charge - offs 1Q26 2Q26 All Other Loan Charge - offs ASSET QUALITY – GROSS & NET LOAN CHARGE - OFFS $2.3 $1.4 $2.4 $1.0 ($2.1) $0.2 $0.2 $0.3 $11.4 $1.6 $2.6 $1.3 $9.0 (2) ($0.5) $1.6 (1) 0.73% - 0.03% 0.10% 0.16% 0.08% 2Q25 3Q25 4Q25 Equipment Finance Net Charge - offs 1Q26 2Q26 All Other Net Charge - offs Note: Numbers may not add due to rounding. (1) Includes a $2.0 million recovery on a loan previously charged - off in 3Q25. (2) Includes an $8.6 million commercial real estate loan charge - off. Net charge - offs for the second quarter were $1.3 million , or 8 bps annualized. Net Charge - offs (Recoveries) 㸦 $ in millions 㸧 Net Charge - offs / Average loans

33 1.08% 1.08% 1.07% 1.06% 1.07% $70.5 $70.5 $69.9 $66.8 $69.8 2Q26 1Q26 4Q25 2Q25 3Q25 Allowance for credit losses ACL to Loans Credit Loss Expense 㸦 $ in millions 㸧 $7.6 $2.1 $1.9 $2.9 $1.2 2Q25 3Q25 4Q25 Credit loss expense 1Q26 2Q26 The allowance for credit losses was $70.5 million at June 30, 2026, or 1.08% of total loans, unchanged from the prior quarter. Allowance for Credit Losses 㸦 $ in millions 㸧 ACL TREND

34 ACL ANALYSIS BY LOAN TYPE Note: Numbers may not add due to rounding. Loans Allowance Loans Allowance Loans Allowance Loans Allowance Loans Allowance $ 3,948.9 $ 37.5 $ 4,015.3 $ 40.2 $ 4,030.1 $ 38.7 $ 3,998.1 $ 36.8 $ 4,022.3 $ 37.4 CRE 918.0 6.9 1,052.5 7.3 1,074.9 7.8 1,152.6 8.8 1,171.3 8.7 C&I 445.2 11.8 416.9 11.0 408.5 10.4 392.6 11.6 362.8 12.7 Equipment Finance 993.9 10.6 1,043.6 11.3 1,049.9 13.0 1,002.2 13.3 978.9 11.7 RRE & Consumer $ 6,306.0 $ 66.8 $ 6,528.3 $ 69.8 $ 6,563.4 $ 69.9 $ 6,545.5 $ 70.5 $ 6,535.3 $ 70.5 Total ($ in millions) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025

35 15 Year 64% 20 Year 19% SECURITIES PORTFOLIO $233 $303 $220 $138 $29 $29 $22 $15 $262 $332 $242 $153 2025 Actual 2028 Principal 2027 Interest US Agy 1% US Agy MBS - Residential 61% US Agy MBS - Commercial 18% US Agy CMO 9% Municipal 11% UST 22% US Agy 4% US Agy MBS - Residential 41% US Agy MBS - Commercial 8% Municipal US Agy CMO 8% 17% Available for Sale (1) $962 Million < 1 Year 21% 1 to 3 Year 25% 3 to 5 Years 33% > 5 Years 21% $387 Million 30 Year (2) 17% Unrealized Loss $66 Million Securities Duration 3.5 Years (3) 2026 Note: Numbers may not add due to rounding. (1) Based on the book value. (2) 98.0% constitutes CRA bonds. (3) 2026 year - to - date observed $158.9 million of principal paydown and $14.6 million of interest payments. The $962.3 million securities portfolio (all AFS, no HTM) represented 12% of assets at June 30, 2026, and had a weighted average modified duration of 3.5 years with $65.6 million in an unrealized loss position. Principal Paydowns (3) 㸦 $ in millions 㸧 US Agy Residential MBS Maturity

LIQUIDITY

The Bank and the Company had **ample liquidity** resources at June 30, 2026.

Liquidity Position ($ in millions)

		Balance	% of Assets
Cash & cash equivalents	$	331	4.2%
Securities (unpledged)		850	10.7%
Loans held for sale		17	0.2%
Liquid Assets		**1,198**	**15.1%**
FHLB available borrowing capacity		1,441	18.1%
FRB discount window borrowing capacity		858	10.8%
Federal funds lines (unsecured) available		140	1.8%
Secondary Liquidity Sources		**2,439**	**30.7%**
Bank Liquidity (Liquid Assets + Secondary Liquidity)	$	**3,637**	**45.7%**

Company-only Subordinated Debentures ($ in millions)

		Par		Amortized Cost	Rate
2036 Trust Preferred Securities	$	27	$	22	5.33% [1]
2031 Subordinated Debt		110		109	3.75% [2]
	$	**137**	**$**	**131**	

Cash & Securities at Company-only ($ in millions)

		Balance
Cash	$	8
Securities (AFS)		46
	$	**54**

Liquidity Ratios


Liquid Assets to Total Assets
Liquid Assets to Deposits
Liquid Assets to Total Liabilities
Brokered Deposits to Deposits
18.9%
18.3%
16.3%
1.3%
15.6%
15.2%
13.5%
1.3%
15.8%
15.2%
13.5%
1.3%
15.4%
15.1%
13.4%
1.3%
17.2%
17.0%
15.1%
1.2%
2Q25
3Q25
4Q25
1Q26
2Q26

(1) Rate at June 30, 2026, based on 3-month SOFR + 166 bps.
(2) Issued in August 2021 and due in September 2031. The interest rate is fixed at 3.75% for 5 years. The rate resets quarterly commencing September 1, 2026 to the 3-month SOFR + 310 bps.

36

37 42% 53% 36% 42% $15.1 $22.1 $21.2 $22.6 22% 26% 21% 33% 9% 13% 36% 38% 38% 37% 54% 2Q26 1Q26 4Q25 3Q25 2Q25 $23.5 9.58% 9.80% 9.99% 10.11% 10.03% Dividends Share Repurchases (2) Net Income - Retained (3) $27.04 $26.56 $26.27 $25.64 $24.91 2Q26 1Q26 4Q25 3Q25 2Q25 9.58% 10.27% 10.41% 9.80% 10.54% 9.99% 10.70% 10.11% 10.62% 10.03% TCE/TA (1) TCE/TA (w/o AFS AOCI) (1) (1) Non - GAAP financial measure, refer to the non - GAAP reconciliation slides. (2) Includes shares purchased to satisfy employees’ tax liabilities upon the vesting of stock - based compensation of $0.4 million, $1.1 million, and $0.4 million for 2Q25, 1Q26, and 2Q26, respectively. (3) “Net Income – Retained” is equal to net income minus dividend payout and share repurchases. CAPITAL MANAGEMENT TCE / TA (1) Due to prudent capital management, while driving shareholder return through stable quarterly dividends and the share repurchase program, tangible book value per share (TBVPS) (1) increased 1.8% to $27.04 at the end of the second quarter. TBVPS (1) & TCE/TA (1) Dividends, Share Repurchases & TCE/TA (1) 㸦 $ in millions 㸧

38 REGULATORY CAPITAL 8.00% 6.00% 4.50% 2.50% 15.29% 14.62% 2.50% 12.61% 11.94% 10.50% 8.50% 2.50% 7.00% 12.28% 11.61% Total Capital Tier 1 Capital CET1 Capital Minimum Requirement Company Capital Conservation Buffer Pro Forma (1) 6.50% 13.40% 12.73% 8.00% 13.40% 12.73% 10.00% 14.48% 13.82% Total Capital Tier 1 Capital Bank CET1 Capital Well Capitalized Bank Pro Forma (1) (1) Pro forma illustrates capital ratios with unrealized AFS securities losses at June 30, 2026. Non - GAAP financial measure; refer to the non - GAAP reconciliation slide. Company The Company exceeded regulatory minimums and the Bank remained well capitalized at June 30 , 2026 .

USKC[1] LOANS & DEPOSITS

USKC portfolio represented **$825.9 million**, or **13%** of the loan portfolio, and **$1.20 billion**, or **17%** of the deposit portfolio, at June 30, 2026.

USKC CRE portfolio had a weighted average debt coverage ratio[2] of 2.00x and weighted average loan-to-value[2] of 52.8%.

USKC Loans by Product ($ in millions)



$841
$910
$862
$818
$826
23%
24%
25%
26%
28%
77%
76%
75%
74%
72%
2Q25[3]
3Q25
4Q25
1Q26
2Q26
CRE
C&I

USKC Deposits by Product[4] ($ in millions)



$950
$1,040
$1,024
$1,131
$1,202
61%
57%
60%
55%
53%
35%
34%
31%
29%
30%
2Q25
3Q25
4Q25
1Q26
2Q26
Demand Noninterest-bearing
Money Market & Savings

USKC Loans – Top 10 Industries (as of 2Q26)



Auto Part Manufacturing 29%
RE Investment 21%
Hotel 19%
Food 5%
Golf Course 4%
Polyester Manufacturing 4%
Education 3%
Wholesale - Metal 2%
Steel 2%
Computer Equipment Manufacturing 2%
Other 9%

USKC Deposits – Top 10 Industries (as of 2Q26)



Auto Part Manufacturing 18%
Electronics/Home Appliances 13%
Food 9%
Steel 6%
RE Investment/Leasing 6%
Research and Development 4%
All Other Financial Investment Activities 4%
Wholesale - Houseware 3%
Management of Companies and Enterprises 2%
Electrical Auto Parts 2%
Other 33%

(1) U.S. subsidiaries of Korean corporations
(2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently.
(3) Includes $11.0 million CRE loan designated nonaccrual at June 30, 2025.
(4) Time deposits, not illustrated, represent the remainder to add to 100%.

39

40 Total >3 Years 1 - 3 Years <1 Year ($ in millions) Real Estate Loans 1,193.2 $ 525.8 $ 399.7 $ 267.7 $ Retail 858.6 355.5 268.3 234.8 Hospitality 479.1 65.7 204.7 208.7 Office 1,477.7 642.0 510.3 325.3 Other 4,008.6 $ 1,589.0 $ 1,383.0 $ 1,036.5 $ Commercial Property 13.8 - - 13.8 Construction 978.9 974.2 0.1 4.7 RRE/Consumer 5,001.2 $ 2,563.2 $ 1,383.1 $ 1,054.9 $ Total Real Estate Loans 1,171.3 508.8 236.4 426.1 C&I (1) 362.8 160.5 166.3 36.1 Equipment Finance 6,535.3 $ 3,232.5 $ 1,785.8 $ 1,517.1 $ Loans Receivable LOAN PORTFOLIO MATURITIES Note: numbers may not add due to rounding. (1) $361.8 million of C&I are lines of credit expected to be renewed and maintain a maturity of less than one year.

LOAN PORTFOLIO DIVERSIFICATION (1) $120.0 million, or 3.0%, and $34.9 million, or 0.9%, of the CRE portfolio are unguaranteed and guaranteed SBA loans, respectively. (2) $63.8 million, or 5.5%, and $47.7 million, or 4.1%, of the C&I portfolio are unguaranteed and guaranteed SBA loans, respectively. Retail 30% Hospitality 21% Office 12% Industrial 11% Multifamily 10% Gas Station 5% 3% Mixed Use Construction 1% Other 7% CRE Portfolio (1) $4,022M Manufacturing 31% Finance & 14% 6% Wholesale Retail Trade Insurance Trade 8% Healthcare 3% Real Estate Rental & Leasing 3% Other 35% C&I Portfolio (2) $1,171M • CRE (1) represents 62% of the total portfolio • C&I (2) represents 18% of the total portfolio. 41

California $2,541 63% Texas $408 10% New York $306 8% Illinois $109 3% Other $658 16% CRE Composition by State $4,022 CRE PORTFOLIO GEOGRAPHICAL EXPOSURE 42 California $7 50% Other $7 50% Construction by State $14 California $502 57% Texas $48 5% New York $16 2% Illinois $14 2% Other $298 34% Owner Occupied by State $878 California $1,764 66% Illinois $84 3% New York $206 8% Texas $279 10% Other $338 13% Investor (Non - owner Occupied) by State $2,671 California $268 58% 18% New York $84 18% Texas $82 Illinois $11 3% Other $14 3% Multifamily by State $459 ($ in millions)

Rate Distribution Portfolio by State Fixed 75% Variable 25% OFFICE LOAN PORTFOLIO 43 (1) Segment represents exposure in CRE and excludes construction. 5.1% of the portfolio was owner occupied. (2) SBA CRE office loans were $9.6 million, or 2.0% of total office loans, at June 30, 2026. (3) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently. The CRE office portfolio (1) was $479.1 million (2) at June 30, 2026, representing 7% of the total loan portfolio. $4.1M Average balance of the portfolio 2.06x Weighted average debt coverage ratio (3) of the segment 57.0% Weighted average loan to value (3) of the segment 26.8% of the portfolio is expected to reprice in 1 to 3 months 0.07% of the office portfolio was delinquent 0.26% of the office portfolio was criticized Remaining = 3% 83% 8% 6%

44 HOSPITALITY SEGMENT (1) SBA loans in the hospitality segment were $22.0 million, or 2.6%, of total hospitality loans at June 30, 2026; excludes one $4.0 million hotel construction loan. (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently. (3) Metropolitan is categorized as a location that is in a major city and in proximity to downtown areas; destination is categorized as a hotel whose location/amenities make it a distinct tourist location; suburban is defined as areas outside of major city hubs and can include more rural areas. (4) Includes a special mention CRE loan of $55.0 million at June 30, 2026. The hospitality segment represented $858.6 million , (1) or 13% of the total loan portfolio and 21% of the total CRE portfolio, at June 30, 2026. $4.6M Average balance of the segment (excluding construction) 2.07x Weighted average debt coverage ratio (2) of the segment 51.7% Weighted average loan to value (2) of the segment $56.6M or 6 . 6% , of the hospitality segment was criticized as of June 30 , 2026 (4) Metropolitan (3) 60% Destination / Suburban (3) 27% Airport 5% Resort 6% Convention Center 2% Hospitality by Type

45 RETAIL SEGMENT The retail segment represented $1.20 billion , (1) or 18% of the total loan portfolio, and 30% of the total CRE portfolio, at June 30, 2026. $1.6M Average balance of the segment 2.00x Weighted average debt coverage ratio (2) of the segment 45.64% Weighted average loan to value (2) of the segment $24.7M or 2.07%, of the retail segment was criticized at June 30, 2026 $1.0M or 0.08%, of the retail segment was on nonaccrual status at June 30, 2026 California 69% Texas 12% 3% Illinois Georgia 2% Other 14% Percentage of Portfolio (1) SBA loans in the retail segment are $87.6 million, or 7.34% of total retail loans, at June 30, 2026. (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently.

46 Payment Performance RESIDENTIAL REAL ESTATE PORTFOLIO The RRE (1) portfolio was $978.9 million at June 30, 2026, representing 15% of the total loan portfolio. Our conservative underwriting policy focuses on high - quality mortgage originations with maximum Loan - to - Value (LTV) ratios between 60% and 70%, maximum Debt - to - Income (DTI) ratios of 43%, and minimum FICO scores of 680. 26.2% Fixed Non - QM 92% (3) Jumbo Non - QM 6% (4) QM 2% (2) (1) RRE includes $0.8 million of Home Equity Line of Credit (HELOC) and $5.0 million in consumer loans. (2) Qualified mortgage (QM) loans conform to the Ability - to - Repay (ATR) rules/requirements of CFPB. (3) Non - QM loans do not conform to the CFPB Dodd - Frank Act. (4) Jumbo Non - QM loan amounts exceed FHFA limits, but generally conform to the ATR/QM rules. Interest Rate Type 73.8% Variable 0.83% 0.46% Total 30 - 59 days delinquencies delinquency category 9.6% 90.4% Reset within the Reset after next 12 months 12 months 0.18% 60 - 89 days delinquency category $3.2M / 0.3% on nonaccrual status at June 30, 2026 Percentage of Portfolio

4% 5% 3% Remaining = 48% 11% 10% 4% 8% 3% 4% EQUIPMENT FINANCE PORTFOLIO 47 Transportation 18% Construction 15% Manufacturing 12% Waste Management 12% Professional Services 6% Health Care 6% Retail Trade 6% Wholesale Trade 4% Hospitality 4% Other Services 4% Portfolio by Industry (1) Other 13% (1) Other includes agriculture and real estate of 3% and 3%, respectively. The equipment finance portfolio represented $362.8 million , or 5% of the loan portfolio, at June 30, 2026. 27% 8% 6% 6% 5% 4% 4% 4% 4% 32% Portfolio by Equipment Portfolio by State

2Q26 FINANCIAL SUMMARY

($ in millions, except EPS)	June 30, 2026	March 31, 2026	June 30, 2025	Change [1] Q/Q	Change [1] Y/Y
Income Statement Summary					
Net interest income before credit loss	$ 63.9	$ 63.2	$ 57.1	1.0%	11.8%
Noninterest income	8.3	8.5	8.1	-2.2%	3.4%
Operating revenue	72.2	71.7	65.2	0.6%	10.7%
Noninterest expense	39.0	38.4	36.3	1.7%	7.4%
Preprovision net revenue	33.2	33.4	28.9	-0.6%	14.9%
Credit loss (recovery) expense	1.2	2.9	7.6	-59.0%	-84.5%
Pretax income	32.0	30.5	21.2	4.9%	50.6%
Income tax expense	8.5	7.9	6.1	6.9%	38.6%
Net income	**$ 23.5**	**$ 22.6**	**$ 15.1**	**4.2%**	**55.5%**
EPS-Diluted	**$ 0.79**	**$ 0.75**	**$ 0.50**		
Selected Balance Sheet Items					
Loans receivable	$ 6,535	$ 6,545	$ 6,306	-0.2%	3.6%
Deposits	6,955	6,801	6,729	2.3%	3.4%
Total assets	8,001	7,839	7,862	2.1%	1.8%
Stockholders' equity	$ 813	$ 803	$ 763	1.2%	6.5%
TCE/TA [2]	10.03%	10.11%	9.58%	(8)	45
Performance Metrics					
Return on average assets	1.20%	1.18%	0.79%	2	41
Return on average equity	11.09%	10.86%	7.48%	23	361
Net interest margin	3.36%	3.38%	3.07%	(2)	29
Efficiency ratio	54.07%	53.48%	55.74%	59	(167)

Note: Numbers may not add due to rounding.
(1) Percentage change calculated from dollars in thousands; change in basis points for selected balance sheet items and performance metrics.
(2) Non-GAAP financial measure, refer to the non-GAAP reconciliation slide.

48

NON-GAAP RECONCILIATION:

TANGIBLE COMMON EQUITY TO TANGIBLE ASSET RATIO

(In thousands, except share, per share data and ratios)

Hanmi Financial Corporation	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Assets	$ 8,001,473	$ 7,839,227	$ 7,869,185	$ 7,856,731	$ 7,862,363
Less goodwill and other intangible assets	(11,031)	(11,031)	(11,031)	(11,031)	(11,031)
Tangible assets	$ 7,990,442	$ 7,828,196	$ 7,858,154	$ 7,845,700	$ 7,851,332
Stockholders' equity [1]	$ 812,680	$ 802,819	$ 796,386	$ 779,550	$ 762,834
Less goodwill and other intangible assets	(11,031)	(11,031)	(11,031)	(11,031)	(11,031)
Tangible stockholders' equity [1]	$ 801,649	$ 791,788	$ 785,355	$ 768,519	$ 751,803
Add AFS securities AOCI	46,552	45,570	43,277	48,004	54,541
Tangible stockholders' equity without AFS securities AOCI [1]	$ 848,201	$ 837,358	$ 828,632	$ 816,523	$ 806,344
Stockholders' equity to assets	10.16%	10.24%	10.12%	9.92%	9.70%
Tangible common equity to tangible assets (TCE/TA) [1]	10.03%	10.11%	9.99%	9.80%	9.58%
TCE/TA (w/o AFS securities AOCI) [1]	10.62%	10.70%	10.54%	10.41%	10.27%
Common shares outstanding	29,650,306	29,806,694	29,894,757	29,975,371	30,176,568
Tangible common equity per common share	$27.04	$26.56	$26.27	$25.64	$24.91

(1) There were no preferred shares outstanding at the periods indicated.

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50 NON - G A A P R E C O N C I L I A T I O N : PRO FORMA REGULATORY CAPITAL $ 6,799,609 $ 6,799,609 $ 6,799,609 $ 6,799,594 $ 6,799,594 $ 6,799,594 Adjusted Risk weighted assets 14.48% 13.40% 13.40% 15.29% 12.61% 12.28% Regulatory capital ratio as reported - 0.66% - 0.67% - 0.67% - 0.67% - 0.67% - 0.67% Impact of unrealized losses on AFS securities 13.82% 12.73% 12.73% 14.62% 11.94% 11.61% Pro forma regulatory capital ratio Note: numbers may not add due to rounding (1) Pro forma capital ratios at June 30, 2026. Bank (1) Company (1) ($ in thousands) Total Risk - based Tier 1 Common Equity Tier 1 Total Risk - based Tier 1 Common Equity Tier 1 $ 985,599 $ 912,635 $ 912,635 $ 1,041,195 $ 858,231 $ 836,297 Regulatory capital (46,443) (46,443) (46,443) (46,552) (46,552) (46,552) Unrealized loss on AFS securities $ 939,156 $ 866,192 $ 866,192 $ 994,643 $ 811,679 $ 789,745 Adjusted regulatory capital Risk weighted assets $ 6,808,155 $ 6,808,155 $ 6,808,155 (8,561) (8,561) (8,561) $ 6,808,585 $ 6,808,585 $ 6,808,585 (8,976) (8,976) (8,976) Risk weighted assets impact of unrealized losses on AFS securities

51 NON - G A A P R E C O N C I L I A T I O N : PREPROVISION NET REVENUE (In thousands) Percentage Change Q2 - 26 Q2 - 26 June 30, September 30, December 31, March 31, June 30, vs. Q1 - 26 vs. Q2 - 25 2025 2025 2025 2026 2026 Hanmi Financial Corporation $ 15,117 7,631 $ 22,061 2,145 $ 21,239 1,943 $ 22,557 2,892 $ 23,505 1,186 Net income Add back: Credit loss expense 6,115 9,396 8,887 7,925 8,475 Income tax expense - 0.6% 14.9% $ 28,863 $ 33,602 $ 32,069 $ 33,374 $ 33,166 Preprovision net revenue